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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: September 10, 2001

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24999 (Commission File Number)	52-1947160 (IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 730, Irvine, CA (Address of Principal executive offices)		92612 (Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

Item 4.    Changes in Registrant's Certifying Accountant.

        Items 4(a) and 7(c) of Registrant's Current Report on Form 8-K as filed with the Commission on April 25, are hereby amended and restated in their entirety as follows:

  (a)
  Previous independent accountant.

        Ernst & Young LLP has been the independent accountant of Correlant Communications, Inc. ("Correlant"), a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of Lotus Pacific, Inc., a Delaware corporation (the "Registrant" or "Lotus Pacific"), in connection with the preparation of the Correlant's financial statements for Correlant's fiscal years ended September 30, 2000 and 2001. On March 31, 1999, Lotus Pacific acquired a controlling interest in Correlant, as previously disclosed in Lotus Pacific's filings with the Commission.

        In connection with the preparation of the Lotus Pacific's consolidated financial statements for the fiscal year ended June 30, 2000 (with Correlant included in the consolidated group), Lotus Pacific's auditors, Larson, Allen, Weishair & Co., expressed reliance on the report of Ernst & Young LLP at and for the 12 months ended June 30, 2000 (Correlant's fiscal year end is September 30 and Registrant's fiscal year end is June 30). In connection with the engagement of Larson, Allen, Weishair & Co. by Lotus Pacific on September 10, 2001, to audit Lotus Pacific's consolidated financial statements for the fiscal year ended June 30, 2001, Ernst & Young LLP was not requested by Lotus Pacific to provide an audit report at and for the 12 months ended June 30, 2001. Larson, Allen, Weishair & Co., did not express reliance on any report of Ernst & Young LLP at and for the 12 months ended June 30, 2001. Accordingly, for purposes of Item 304(a)(1) of Regulation S-K, Ernst & Young LLP was effectively dismissed by Lotus Pacific as of September 10, 2001 with respect to Lotus Pacific's reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        However, Ernst & Young LLP continued as the independent accountant of Correlant for the fiscal years ended September 30, 2000 and September 30, 2001 and continued to audit the financial statements of Correlant for such periods for stand-alone purposes and not in connection with Lotus Pacific's reporting obligations under the Exchange Act.

        As disclosed in Registrant's Current Reports on Form 8-K and 8-K/A as filed with the Commission on March 26, 28 and April 12, 2002, Registrant has dismissed Larson, Allen, Weishair & Co. as Registrant's independent accountants and have replaced such firm with Hein + Associates.

        Following Lotus Pacific's engagement of Hein + Associates as its independent accountants, effective April 23, 2002, Correlant dismissed Ernst & Young LLP as its independent accountants for the purposes not in connection with Lotus Pacific's reporting obligations under the Exchange Act. Correlant's dismissal of Ernst & Young LLP was due to the desire of Lotus Pacific, the parent company of Correlant, to use one independent accounting firm to audit the consolidated financial statements of Lotus Pacific and the stand-alone financial statements of Correlant.

        The reports of Ernst & Young LLP on Correlant's financial statements for the 12 months ended June 30, 2000 and the fiscal years ended September 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. For the fiscal years ended September 30, 2000 and 2001, through September 10, 2001, the effective date of its dismissal, and through April 23, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused such firm to make reference thereto in their reports on the financial statements for 12 months ended June 30, 2000 and the fiscal years ended September 30, 2000 and 2001.

        The Board of Directors of Correlant approved the dismissal of Ernst & Young LLP.

        Enclosed as Exhibit 16.2 hereto is a letter of Ernst & Young LLP addressed to the Securities and Exchange Commission as to whether or not it agrees with the above statements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

            Exhibit 16.2    Letter of Ernst & Young LLP dated May 31, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)

Date: May 31, 2002	By:	/s/ YONG YAN Yong Yan President, CEO and CFO

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES